================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 2003, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-FF2)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                    333-104153             06-1442101
----------------------------          -----------         ----------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

         600 Steamboat Road
        Greenwich, Connecticut                       06830
----------------------------------------           -----------
(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


================================================================================

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

          On June 25, 2003, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2003-FF2, Asset-Backed Certificates, Series 2003-FF2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2003 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation as servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3A Certificates", "Class M-3F Certificates", "Class M-4A Certificates", "Class M-4F Certificates", "Class M-5A Certificates", "Class M-5F Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Dividend Account Certificate". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $874,460,252.94 as of June 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 23, 2003, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, the Class M-1 Certificates, Class M-2 Certificates, Class M-3A Certificates, Class M-3F Certificates, Class M-4A Certificates, Class M-4F Certificates, Class M-5A Certificates and Class M-5F Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 23, 2003 (the "Underwriting Agreement") between the Depositor and the Underwriter.

          The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                     Initial Certificate Principal
   Class                       Balance                      Pass-Through Rate
----------         ----------------------------------     ----------------------
    A-1                    $234,676,000.00                   2.57% per annum
    A-2                    $234,676,000.00                   2.47% per annum
    M-1                    $ 39,351,000.00                   2.90% per annum
    M-2                    $ 34,978,000.00                       Variable
    M-3A                   $  4,968,000.00                       Variable
    M-3F                   $  5,963,000.00                   4.27% per annum
    M-4A                   $  3,745,000.00                       Variable
    M-4F                   $  5,000,000.00                   4.81% per annum
    M-5A                   $  3,463,000.00                       Variable
    M-5F                   $  7,463,000.00                   5.34% per annum
     C                     $  6,556,152.94                         N/A
     P                     $        100.00                         N/A
     R                           100%                              N/A



     The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 23, 2003 and the Prospectus Supplement, dated June 23, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

          Exhibit No.                                  Description
          -----------                                  -----------

              4.1 Pooling and Servicing Agreement, dated as of June 1, 2003, by and among Financial Asset Securities Corp. as Depositor, Chase Manhattan Mortgage Corporation as servicer and Wells Fargo Bank Minnesota, National Association as Trustee, relating to the Series 2003-FF2 Certificates.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2003


                                                FINANCIAL ASSET SECURITIES
                                                CORP.


                                                By: /s/ Frank Skibo
                                                    ----------------------------
                                                Name:   Frank Skibo
                                                Title:  Senior Vice-President

                                Index to Exhibits
                                -----------------


                                                                  Sequentially
Exhibit No.                      Description                     Numbered Page
-----------                      -----------                     -------------
    4.1           Pooling and Servicing Agreement, dated               7
                  as of June 1, 2003, by and among
                  Financial Asset Securities Corp. as
                  Depositor, Chase Manhattan Mortgage
                  Corporation as servicer and Wells Fargo
                  Bank Minnesota, National Association as
                  Trustee, relating to the Series
                  2003-FF2 Certificates.

                                   Exhibit 4.1